UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2007

HUNGARIAN TELEPHONE AND CABLE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11484	13-3652685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite #3400

Seattle, Washington 98101-3034

(Address of Principal Executive Offices)

(206) 654-0204

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition*

On November 15, 2007, Hungarian Telephone and Cable Corp. is hosting a conference call to discuss its financial results for the third quarter 2007. A copy of the presentation material for the conference call is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure*

On November 15, 2007, Hungarian Telephone and Cable Corp. is hosting a conference call to discuss its financial results for the third quarter 2007 (at 14:00 UK time, 15:00 CET, 9:00 a.m. ET, 6:00 a.m. PT). A copy of the presentation material for the conference call is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits*

(d) Exhibits

99.1	Presentation Material for November 15, 2007 Conference Call

*	The information furnished under Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto under Item 9.01, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: November 15, 2007	By:	/s/ Peter T. Noone
Peter T. Noone
General Counsel

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HUNGARIAN TELEPHONE AND CABLE CORP.

Exhibit Index

Exhibit Number	Description of Document

99.1	Presentation Material for November 15, 2007 Conference Call

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